UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2004

ServiceWare Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30277	25-1647861

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

12 Federal Street, One North Shore,
Suite 503, Pittsburgh, PA		15212

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (412) 222-4450

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement.

ServiceWare Technologies, Inc. (“ServiceWare”), a provider of knowledge management (KM) solutions for service and support, and Kanisa Inc., a Delaware corporation (“Kanisa”), a provider of Service Resolution Management (SRM) software applications, announced on December 22, 2004, the signing of a definitive agreement to merge in an all stock transaction. Under the terms of the agreement, Kanisa will become a wholly owned subsidiary of ServiceWare and upon completion of the transaction, Kanisa stockholders are expected to own approximately 40% of ServiceWare’s outstanding stock, subject to an adjustment based upon the companies’ respective cash positions at closing. It is currently estimated that the number of ServiceWare common stock shares to be issued will be approximately 35,000,000. In addition, ServiceWare has agreed to issue warrants to purchase 4,239,231 shares of ServiceWare common stock (which warrants represent approximately 40% of the combined companies warrants) at an exercise price of $0.72 per share to the Kanisa stockholders. The warrants will expire in January 2009. The Kanisa stockholders will receive shares and warrants based on an exchange ratio determined in accordance with Kanisa’s charter documents.

Kanisa was founded in 1997 and has pioneered the use of a knowledge management platform for customer service applications. In July 2003, Kanisa acquired Jeeves Solutions, the enterprise software division of Ask Jeeves, Inc. Kanisa is a privately held organization and its technology has resulted in broad industry recognition and awards for its products and performance. Kanisa’s intellectual property includes two patents and approximately fifteen patents pending. Kanisa currently has 68 employees and is headquartered in Cupertino, California.

Certain directors, executive officers and stockholders of ServiceWare and Kanisa have signed an agreement to vote their stock in favor of the merger. Both Kanisa’s and ServiceWare’s boards of directors have unanimously approved the merger. The merger is subject to approval by ServiceWare and Kanisa stockholders and other customary closing conditions. The merger is expected to close in the first quarter of 2005.

Upon the completion of the merger, it is expected that Kent Heyman, who now serves as the chief executive officer of ServiceWare, will become chairman of the board of directors of ServiceWare and Bruce Armstrong, the chief executive officer of Kanisa, will become the chief executive officer of ServiceWare. Scott Schwartzman, the current chief financial officer of ServiceWare, will take on the role of chief operating officer of ServiceWare, while Mark Angel, the founder and chief technology officer of Kanisa, will become the chief technology officer of ServiceWare. It is anticipated that ServiceWare will be headquartered in Cupertino, California and change its name, which new name has yet to be determined.

Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, information contained in this Form 8-K that does not constitute historical facts, including those statements that refer to the consummation of the pending merger between ServiceWare and Kanisa, future financial results, operating results and prospects of the combined company and benefits of the merger, and ServiceWare’s plans, prospects, expectations, strategies, intentions, hopes and beliefs are forward-looking statements. These forward-looking statements are not historical facts and are only estimates or predictions. ServiceWare does not undertake any obligation to update any of the forward-looking statements after the date of this Form 8-K.

Important risk factors affecting ServiceWare’s business generally may be found in our periodic reports and registration statements filed with the Securities and Exchange Commission at www.sec.gov. Risk factors related to the subject matter of this Form 8-K include the possibilities that the companies may not be successful in integrating their respective businesses or the companies’ combined solutions will not be attractive to their customers; that the anticipated cost savings from synergies will be less than expected; that depreciation, amortization and potential impairment charges associated with the acquisition could adversely affect the combined company’s results of operations; that stockholder approval and governmental clearances needed to consummate the merger may be delayed or withheld; that the parties’ partners, customers or investors may react unfavorably to the merger; that if the acquisition is not completed, the parties’ businesses may be harmed.

In connection with the proposed merger, ServiceWare intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission (“SEC”). BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, STOCKHOLDERS OF SERVICEWARE ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. After filing with the SEC the proxy statement and other relevant materials, and any other documents filed by ServiceWare, may be obtained free of charge at the SEC’s website at www.sec.gov or at ServiceWare’s website at www.serviceware.com/ir/.

Section 3 Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

The disclosures made in response to Item 1.01 above are incorporated herein by reference.

It is anticipated that the issuance of shares of ServiceWare common stock and warrants in consideration for the merger will be exempt from the registration requirements of the Securities Act of 1933 (the “Act”) pursuant to Section 4(2) of the Act and Regulation D thereunder. Each Kanisa stockholder to receive ServiceWare securities will be an “accredited investor” as that term is defined in Regulation D under the Act and the issuance of the securities will meet the other requirements of Regulation D.

Section 9 Financial Statements and Exhibits.

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Section 9.01 Financial Statements and Exhibits.

     (c) Exhibits

Exhibit No.	Description of Document
2.1	Agreement and Plan of Merger dated December 22, 2004 by and among ServiceWare Technologies, Inc., SVCW Acquisition, Inc. and Kanisa Inc.
99.1	Form of Voting Agreement dated as of December 22, 2004, by and among ServiceWare Technologies, Inc., Kanisa Inc. and each of certain officers, directors and stockholders

* A list of the schedules and exhibits to the merger agreement is provided in the merger agreement immediately after the signature page thereto. ServiceWare agrees to furnish supplementally to the SEC upon request a copy of any schedules and exhibits not filed herewith.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, ServiceWare Technologies, Inc. has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2004	SERVICEWARE TECHNOLOGIES, INC.
	By:	/s/ Kent Heyman
		Name:	Kent Heyman
		Title:	President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description of Document
2.1	Agreement and Plan of Merger dated December 22, 2004 by and among ServiceWare Technologies, Inc., SVCW Acquisition, Inc. and Kanisa Inc.
99.1	Form of Voting Agreement dated as of December 22, 2004, by and among ServiceWare Technologies, Inc., Kanisa Inc. and each of certain officers, directors and stockholders

* A list of the schedules and exhibits to the merger agreement is provided in the merger agreement immediately after the signature page thereto. ServiceWare agrees to furnish supplementally to the SEC upon request a copy of any schedules and exhibits not filed herewith.

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